SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                  FORM 8 - K/A



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                               September 15, 2000



                         SOUTHERN MISSOURI BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)




    Delaware                    000-23406               43-1665523
(State or other          (Commission File No.)        (IRS Employer
 jurisdiction of                                      Identification
 incorporation)                                           Number)



531 Vine Street, Poplar Bluff, Missouri                       63901
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code: (573)785-1421





                               N/A
          (Former name or former address, if changed since last report)

Impact of the Branch Acquisition of Operating Performance

This amendment to the September 15, 2000 Current Report on Form 8-K on Southern Missouri Bancorp, Inc. (the "Company") is filed for the purpose of including the pro forma financial information required by Item 7(b).

Forward-looking Statements

When used in this filing or future filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", "believe", or similar expression are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, certain disclosures and information customarily provided by financial institutions are inherently based upon predictions of future events and circumstances. Furthermore, from time to time, the Company may publish other forward-looking statements relating to such matters as anticipated financial performance, business prospects and similar matters.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements, in order to comply with the terms of the safe harbor. The Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. Some of the risks and uncertainties that may effect the operations, performance, development and results of the Company's business, the interest rate sensitivity of its assets and liabilities, and the adequacy of its allowance for loan losses, include but are not limited to the following:

     a. Deterioration in local, regional national or global economic conditions which could result, among other things, in an increase in loan delinquencies, a decrease in property values, or a change in the housing turnover rate;

     b. Changes in market interest rates or changes in the speed at which market interest rates change;

     c. Changes in laws and regulations affecting the financial services industry;

     d.   Changes in competition; and

     e. Changes in consumer preferences.

The Company wishes to caution readers not to place undue reliance on any forward- looking statements, which speak only as of the date made, and to advise readers that various factors, including those described above, could affect the Company's financial performance and could cause the Company's actual results or circumstances for future periods to differ materially from those anticipated or projected.

The Company does not undertake and specifically disclaims any obligations, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 2.  Acquisition and Disposition of Assets

As previously reported, on September 15, 2000, Southern Missouri Bank & Trust, a wholly-owned subsidiary of the Company, completed an acquisition of two full-service branches of Commerce Bank located in Kennett and Qulin, Missouri pursuant to a Purchase and Assumption Agreement ("Agreement") dated April 19, 2000. Upon completion of the Agreement, the two branches were merged with and into the Company's wholly owned subsidiary, Southern Missouri Bank and Trust Co. ("Southern Missouri" or "Bank"). In conjunction with the acquisition, Southern Missouri relocated its full service branch in Kennett, Missouri to the former Commerce location.

As shown on the pro forma condensed combined consolidated balance sheet, Southern Missouri acquired assets consisting primarily of cash, loans and premises and equipment, as well as assuming deposit and other liabilities. Goodwill in the amount of $3.8 million was recorded as a result of the purchase. Loans and deposits were recorded at the carrying value of the seller, which approximated fair value.

As shown on the pro forma condensed combined consolidated income statement, the branches purchased were part of a larger banking organization. The condensed income statement for the branches is based on actual results of operations, adjusted for nonrecurring items.

Also reported, on September 15, 2000, Southern Missouri Bank & Trust reported its completed sale of two of its branches to First State Community Bank located in Malden and Ellington, Missouri pursuant to a Purchase and Assumption Agreement ("Sale") dated April 27, 2000, whereby Southern Missouri was the seller. Upon completion of the Sale, Southern Missouri dispersed $4.2 million in cash for these two branches and transferred most of the loans, the deposits and premises and equipment to the purchaser.

Item 7.  Financial Statements, Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements ("pro forma financial statements") have been derived from the historical financial statements of Southern Missouri Bancorp, Inc., adjusted to give effect to the Branch Acquisition and the Branch Sale. The pro forma financial statements assume that the Acquisition and Sale were both consummated on June 30, 2000, with the Branch Acquisition accounted for using the purchase method of accounting and have been prepared to illustrate the respective effect of each transaction.

The unaudited pro forma condensed combined income statements reflect the combination of the historical results of operations of the Company, adjusted to give effect to the Branch Acquisition and the Branch Sale for the fiscal year ended June 30, 2000 and other adjustments. The unaudited pro forma condensed combined income statements give effect to the Branch Sale and the Branch Acquisition using the purchase method of accounting and assumes that (1) the acquisition occurred as of the beginning of the respective periods presented, and (2) the amount of initial goodwill equaled the amount reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 2000.

As noted above, the Branch Acquisition will be accounted for using the purchase method of accounting. Accordingly, the pro forma adjustments made for the purpose of preparing the pro forma financial performance are based upon current estimates regarding the amount of goodwill (which represents the excess of the total acquisition cost over the estimated fair value of the net assets acquired) that will arise from the acquisition and the period over which such goodwill will be amortized. The $3.8 million of goodwill, as reflected in the unaudited pro forma condensed combined balance sheet, represents an estimate of the excess of the total acquisition cost over the estimated fair value of the net assets acquired based upon currently available information. In the opinion of the Company's management, the estimates used in the preparation of these pro forma financial statements are reasonable under the circumstances.

The resultant company expects to achieve benefits from the acquisition and sale including operational cost savings and revenue enhancements. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of the operations of the Company and the acquired branches other than the projected deployment of excess cash into and, accordingly may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the result of operations or financial condition that would have been achieved had the acquisition and sale had in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future by the combined company.

                 SOUTHERN MISSOURI BANCORP, INC. AND SUBSIDIARY
             PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000
                                   (Unaudited)
                                  (In Thousands)




                                           Southern
                                           Missouri    Commerce
                             Southern      Branches    Branches     Pro Forma    Footnote    Pro Forma
                             Missouri       Sold(1)    Purchased(2) Adjustment   Reference   Combined


Assets:
    Cash                    $   4,470       (4,154)     14,021       (7,000)          (3)      7,337
    Investment securities      36,761                                                         36,761
    Total loans               139,702       (8,519)     25,538                               156,721
    Allowance for loan losses  (1,277)                    (250)                               (1,527)
    Premises and equipment      2,549           (6)        256        1,351           (4)      4,150
    Accrued interest
     receivable                 1,152          (31)        366                                 1,487
    Other assets                1,034                                                          1,034
    Goodwill                                             5,178       (1,351)       (4)(5)      3,827
                              -------       -------    -------      -------                   ------

       Total assets         $ 184,391      (12,710)     45,109       (7,000)                 209,790
                              =======      =======     =======      =======                  =======



Liabilities and capital:
    Deposits                $ 123,920      (13,201)     44,739                               155,458
    FHLB advances              37,000                                (7,000)          (3)     30,000
    Accrued interest
     payable                      956         (122)        302                                 1,136
    Other liabilities           1,058          226          68                                 1,352
    Shareholders' equity       21,457          387                                            21,844
                              -------      -------     -------       -------                 -------

       Total liabilities
       and capital          $ 184,391      (12,710)     45,109       (7,000)                 209,790
                              =======      =======     =======       =======                 =======




See notes to the unaudited pro forma condensed combined consolidated financial statements.

                 SOUTHERN MISSOURI BANCORP, INC. AND SUBSIDIARY
           PRO FORMA CONDENSED COMBINED CONSOLIDATED INCOME STATEMENT
                        FOR THE YEAR ENDED JUNE 30, 2000
                                   (Unaudited)
                                 (In Thousands)




                                           Southern
                                           Missouri    Commerce
                             Southern      Branches    Branches     Pro Forma    Footnote    Pro Forma
                             Missouri       Sold(6)    Purchased(7) Adjustment   Reference   Combined


Interest income              $ 12,290        (719)       2,192                               13,763

Interest expense                6,919        (622)       1,676         (455)        (8)       7,518
                               ------        ------      ------       ------                  ------

Net interest income             5,371         (97)         516          455                   6,245

Provision for loan losses         215           -            -                                  215

Noninterest income                568         (84)         355                                  839

Noninterest expense             3,714        (218)         952          297         (9)       4,745
                               ------       ------       ------       ------                  ------

Income before income taxes      2,010          37          (81)         158                   2,124

Income taxes                      690          14          (31)          60        (10)         733
                               ------       ------       ------       ------                  ------

Net income                    $ 1,320          23          (50)          98                   1,391
                               ======       ======       ======       ======                  ======

Basic earnings per share      $  1.03                                              (11)      $ 1.09
                               ======                                                         ======

Diluted earnings per share    $  1.02                                              (11)      $ 1.08
                               ======                                                         ======




See notes to the unaudited pro forma condensed combined consolidated financial statements.

                 SOUTHERN MISSOURI BANCORP, INC. AND SUBSIDIARY
     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL
                                   STATEMENTS
                                   (Unaudited)



(1) Tangible assets sold and liabilities assumed by the purchasers are shown at the carrying value of Southern Missouri. The price paid to Southern Missouri for assets sold in addition to the assumption of liabilities was $650,000. Southern Missouri will recognize a net gain on sale of these branches after tax of approximately $387,000.

(2) Tangible assets acquired and liabilities assumed are shown at their carrying values on the books of Commerce Bank.

(3)    Represents  $7  million  in excess  cash  that  will be used to repay
       FHLB advances.

(4) Represents the estimated fair market value adjustment related to premises and equipment. This adjustment relates primarily to real properties and will be depreciated over the expected useful lives of the properties.

(5) Represents the excess of the total direct acquisition costs of the fair value of liabilities assumed over the fair value of assets acquired. Goodwill is expected to be amortized on a straight line basis over 15 years.

(6) Represents the operating results of the branches sold for the period ended June 30, 2000.

(7) Represents the operating results of the branches purchased for the period ended June 30, 2000, adjusted for nonrecurring items.

(8) Represents the reduction in interest expense for the FHLB advances repaid with the excess cash.

(9) Represents the amortization expense of goodwill and the increase in depreciation expense for the fair value adjustment of premises and equipment.

(10)     Represents the tax effect of the pro forma adjustment at 38 percent.

(11) Basic earnings per share is calculated on weighted average shares outstanding of 1,277,562 and diluted earnings per share is calculated on weighted average shares outstanding of 1,291,058 for the year ended June 30, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           SOUTHERN MISSOURI BANCORP, INC.



Date:  October 4, 2000                     By:/s/ GREG A. STEFFENS
                                              -----------------------------
                                              Greg A. Steffens
                                              Chief Financial Officer